        Exhibit 99.1

Retrospectively Adjusted Statement of Operations,
Segment Earnings, and Balance Sheet Data
(Unaudited)

	2015					2016
(In millions, except per share data)	1Q15	2Q15	3Q15	4Q15	FY15	1Q16	2Q16	3Q16	4Q16	FY16
CONSOLIDATED STATEMENTS OF OPERATIONS
Net trade sales	$966.2	$997.3	$1,009.1	$944.6	$3,917.2	$938.4	$958.9	$948.9	$903.7	$3,749.9
Cost of goods sold	753.4	772.8	782.0	732.2	3,040.4	705.1	718.2	726.2	687.0	2,836.5
Gross profit	$212.8	$224.5	$227.1	$212.4	$876.8	$233.3	$240.7	$222.7	$216.7	$913.4
Selling and administrative expenses	97.5	106.6	96.9	115.9	416.9	105.1	99.7	93.9	97.0	395.7
Amortization of intangibles	5.2	5.2	5.2	5.2	20.8	5.1	4.8	5.2	4.8	19.9
Other (income) expense, net	3.4	(.3)	(2.5)	2.4	3.0	(3.7)	(18.8)	(1.9)	(13.5)	(37.9)
Earnings from continuing operations before interest and taxes	$106.7	$113.0	$127.5	$88.9	$436.1	$126.8	$155.0	$125.5	$128.4	$535.7
Interest expense	11.0	11.2	10.3	8.6	41.1	9.2	10.3	9.9	9.4	38.8
Interest income	1.3	1.0	1.1	1.0	4.4	.8	1.0	.9	1.2	3.9
Earnings from continuing operations before income taxes	$97.0	$102.8	$118.3	$81.3	$399.4	$118.4	$145.7	$116.5	$120.2	$500.8
Income taxes	26.8	30.0	30.7	15.2	102.7	27.5	40.9	25.9	30.9	125.2
Earnings from continuing operations	$70.2	$72.8	$87.6	$66.1	$296.7	$90.9	$104.8	$90.6	$89.3	$375.6
Earnings (loss) from discontinued operations, net of tax	(.5)	1.8	(.1)	—	1.2	.1	20.3	—	(1.3)	19.1
Net earnings	$69.7	$74.6	$87.5	$66.1	$297.9	$91.0	$125.1	$90.6	$88.0	$394.7
(Earnings) attributable to noncontrolling interest, net of tax	1.1	.8	.9	1.3	4.1	1.6	(1.4)	.1	.1	.4
Net earnings attributable to Leggett & Platt, Inc. common shareholders	$68.6	$73.8	$86.6	$64.8	$293.8	$89.4	$126.5	$90.5	$87.9	$394.3
Earnings (loss) per share attributable to Leggett & Platt, Inc. common shareholders
Diluted from continuing operations	$.48	$.50	$.61	$.46	$2.05	$.63	$.76	$.65	$.64	$2.68
Diluted from discontinued operations	$—	$.01	$—	$—	$.01	$—	$.15	$—	$(.01)	$.14
Total Diluted	$.48	$.51	$.61	$.46	$2.06	$.63	$.91	$.65	$.63	$2.82

SEGMENT DATA
EBIT
Bedding Products	$43.0	$40.9	$50.9	$30.0	$164.8	$50.7	$59.8	$50.6	$53.4	$214.5
Specialized Products	37.3	36.2	36.2	38.4	148.1	43.5	56.2	40.8	43.2	183.7
Furniture, Flooring & Textile Products	26.8	36.0	40.3	32.6	135.7	32.7	38.7	34.3	31.8	137.5
Intersegment Eliminations and Other	(.4)	(.1)	.1	(12.1)	(12.5)	(.1)	.3	(.2)	—	—
Total	$106.7	$113.0	$127.5	$88.9	$436.1	$126.8	$155.0	$125.5	$128.4	$535.7

EBIT Margin (EBIT / Trade Sales)
Bedding Products	9.7%	9.5%	11.3%	7.5%	9.6%	12.9%	15.5%	13.0%	15.1%	14.1%
Specialized Products	18.3%	16.8%	17.2%	18.1%	17.6%	19.8%	23.9%	18.6%	19.2%	20.4%
Furniture, Flooring & Textile Products	8.5%	10.2%	11.5%	9.8%	10.0%	10.1%	11.4%	10.1%	9.8%	10.3%
Overall	11.0%	11.3%	12.6%	9.4%	11.1%	13.5%	16.2%	13.2%	14.2%	14.3%

	2017					2018
(In millions, except per share data)	1Q17	2Q17	3Q17	4Q17	FY17	1Q18	2Q18	3Q18	4Q18	FY18
CONSOLIDATED STATEMENTS OF OPERATIONS
Net trade sales	$960.3	$989.3	$1,009.7	$984.5	$3,943.8	$1,028.8	$1,102.5	$1,091.5	$1,046.7	$4,269.5
Cost of goods sold	733.8	756.9	786.5	770.0	3,047.2	805.5	859.0	859.2	833.7	3,357.4
Gross profit	$226.5	$232.4	$223.2	$214.5	$896.6	$223.3	$243.5	$232.3	$213.0	$912.1
Selling and administrative expenses	106.1	104.7	95.4	94.3	400.5	104.7	107.8	100.7	111.9	425.1
Amortization of intangibles	5.1	4.7	6.2	4.7	20.7	5.0	5.1	5.2	5.2	20.5
Other (income) expense, net	(.4)	(1.0)	5.5	(11.0)	(6.9)	.3	(3.0)	(3.2)	12.1	6.2
Earnings from continuing operations before interest and taxes	$115.7	$124.0	$116.1	$126.5	$482.3	$113.3	$133.6	$129.6	$83.8	$460.3
Interest expense	10.6	10.4	10.2	12.3	43.5	14.4	16.0	13.1	17.4	60.9
Interest income	2.0	1.5	1.7	2.4	7.6	2.4	2.4	2.0	1.6	8.4
Earnings from continuing operations before income taxes	$107.1	$115.1	$107.6	$116.6	$446.4	$101.3	$120.0	$118.5	$68.0	$407.8
Income taxes	21.1	26.5	19.8	71.0	138.4	19.0	25.5	24.6	15.0	84.1
Earnings from continuing operations	$86.0	$88.6	$87.8	$45.6	$308.0	$82.3	$94.5	$93.9	$53.0	$323.7
Earnings (loss) from discontinued operations, net of tax	—	—	(.9)	—	(.9)	—	—	—	—	—
Net earnings	$86.0	$88.6	$86.9	$45.6	$307.1	$82.3	$94.5	$93.9	$53.0	$323.7
(Earnings) attributable to noncontrolling interest, net of tax	—	—	—	.1	.1	—	.1	—	.1	.2
Net earnings attributable to Leggett & Platt, Inc. common shareholders	$86.0	$88.6	$86.9	$45.5	$307.0	$82.3	$94.4	$93.9	$52.9	$323.5
Earnings (loss) per share attributable to Leggett & Platt, Inc. common shareholders
Diluted from continuing operations	$.62	$.64	$.65	$.34	$2.25	$.60	$.70	$.70	$.39	$2.39
Diluted from discontinued operations	$—	$—	$(.01)	$—	$(.01)	$—	$—	$—	$—	$—
Total Diluted	$.62	$.64	$.64	$.34	$2.24	$.60	$.70	$.70	$.39	$2.39

SEGMENT DATA
EBIT
Bedding Products	$46.5	$44.7	$48.4	$36.2	$175.8	$45.1	$49.1	$59.5	$17.7	$171.4
Specialized Products	43.0	43.9	34.6	74.4	195.9	46.3	52.2	43.6	47.4	189.5
Furniture, Flooring & Textile Products	26.0	35.4	33.1	31.2	125.7	22.0	32.5	26.6	18.8	99.9
Intersegment Eliminations and Other	.2	—	—	(15.3)	(15.1)	(.1)	(.2)	(.1)	(.1)	(.5)
Total	$115.7	$124.0	$116.1	$126.5	$482.3	$113.3	$133.6	$129.6	$83.8	$460.3

EBIT Margin (EBIT / Trade Sales)
Bedding Products	11.9%	11.5%	11.5%	9.0%	11.0%	10.5%	10.8%	12.4%	4.1%	9.5%
Specialized Products	18.3%	18.4%	15.2%	31.7%	20.9%	17.3%	18.9%	17.2%	18.3%	17.9%
Furniture, Flooring & Textile Products	7.8%	9.8%	9.2%	9.0%	9.0%	6.6%	8.7%	7.4%	5.3%	7.0%
Overall	12.0%	12.5%	11.5%	12.8%	12.2%	11.0%	12.1%	11.9%	8.0%	10.8%

	2019					2020
(In millions, except per share data)	1Q19	2Q19	3Q19	4Q19	FY19	1Q20	2Q20	3Q20	4Q20	FY20
CONSOLIDATED STATEMENTS OF OPERATIONS
Net trade sales	$1,155.1	$1,213.2	$1,239.3	$1,144.9	$4,752.5	$1,045.5	$845.1	$1,207.6	$1,182.0	$4,280.2
Cost of goods sold	921.0	953.0	969.7	884.8	3,728.5	824.8	698.5	937.9	914.9	3,376.1
Gross profit	$234.1	$260.2	$269.6	$260.1	$1,024.0	$220.7	$146.6	$269.7	$267.1	$904.1
Selling and administrative expenses	118.6	118.3	115.2	117.6	469.7	117.8	97.2	105.6	103.8	424.4
Amortization of intangibles	14.1	16.9	16.3	16.0	63.3	16.4	16.3	16.2	16.3	65.2
Other (income) expense, net	2.1	(1.5)	(.1)	3.7	4.2	7.9	10.4	(2.3)	(9.0)	7.0
Earnings from continuing operations before interest and taxes	$99.3	$126.5	$138.2	$122.8	$486.8	$78.6	$22.7	$150.2	$156.0	$407.5
Interest expense	21.4	24.5	22.6	22.2	90.7	20.9	21.4	20.9	19.5	82.7
Interest income	1.4	2.6	1.5	1.9	7.4	.9	1.0	.5	.7	3.1
Earnings from continuing operations before income taxes	$79.3	$104.6	$117.1	$102.5	$403.5	$58.6	$2.3	$129.8	$137.2	$327.9
Income taxes	17.2	25.4	22.0	24.8	89.4	14.5	8.4	22.7	29.2	74.8
Earnings from continuing operations	$62.1	$79.2	$95.1	$77.7	$314.1	$44.1	$(6.1)	$107.1	$108.0	$253.1
Earnings (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—	—	—	—
Net earnings	$62.1	$79.2	$95.1	$77.7	$314.1	$44.1	$(6.1)	$107.1	$108.0	$253.1
(Earnings) attributable to noncontrolling interest, net of tax	(.1)	.1	—	.1	.1	—	—	.1	—	.1
Net earnings attributable to Leggett & Platt, Inc. common shareholders	$62.2	$79.1	$95.1	$77.6	$314.0	$44.1	$(6.1)	$107.0	$108.0	$253.0
Earnings (loss) per share attributable to Leggett & Platt, Inc. common shareholders
Diluted from continuing operations	$.46	$.59	$.70	$.57	$2.32	$.33	$(.05)	$.79	$.79	$1.86
Diluted from discontinued operations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Diluted	$.46	$.59	$.70	$.57	$2.32	$.33	$(.05)	$.79	$.79	$1.86

SEGMENT DATA
EBIT
Bedding Products	$44.6	$55.1	$67.2	$48.0	$214.9	$28.3	$18.9	$75.8	$69.4	$192.4
Specialized Products	35.6	41.5	44.1	48.7	169.9	27.7	(19.7)	32.6	51.4	92.0
Furniture, Flooring & Textile Products	19.1	30.5	27.2	25.5	102.3	26.1	23.0	42.5	34.9	126.5
Intersegment Eliminations and Other	—	(.6)	(.3)	.6	(.3)	(3.5)	.5	(.7)	.3	(3.4)
Total	$99.3	$126.5	$138.2	$122.8	$486.8	$78.6	$22.7	$150.2	$156.0	$407.5

EBIT Margin (EBIT / Trade Sales)
Bedding Products	8.0%	9.7%	11.2%	9.1%	9.5%	5.8%	4.6%	12.9%	12.7%	9.4%
Specialized Products	13.5%	15.5%	16.5%	18.1%	15.9%	11.8%	(14.0)%	13.4%	18.8%	10.3%
Furniture, Flooring & Textile Products	5.7%	8.1%	7.3%	7.4%	7.1%	8.1%	7.8%	11.3%	9.7%	9.4%
Overall	8.6%	10.4%	11.2%	10.7%	10.2%	7.5%	2.7%	12.4%	13.2%	9.5%

	2015	2016	2017	2018	2019	2020
(In millions)	FY	FY	FY	FY	FY	1Q20	2Q20	3Q20	4Q20	FY20
CONSOLIDATED BALANCE SHEETS
Cash and cash equivalents	$253.2	$281.9	$526.1	$268.1	$247.6	$505.8	$208.8	$245.0	$348.9	$348.9
Total receivables, net	520.2	486.6	595.1	571.6	591.9	568.2	577.3	642.3	563.6	563.6
Total inventories, net	518.7	547.4	613.3	699.5	675.7	692.3	610.9	625.0	691.5	691.5
Prepaid expenses and other current assets	33.2	36.8	74.2	51.0	61.9	52.5	50.1	45.7	54.1	54.1
Current Assets	1,325.3	1,352.7	1,808.7	1,590.2	1,577.1	1,818.8	1,447.1	1,558.0	1,658.1	1,658.1
Property, Plant and Equipment - at cost	540.8	565.5	663.9	728.5	830.8	809.5	797.4	785.7	784.8	784.8
Other Assets	1,111.7	1,093.7	1,120.4	1,128.9	2,447.5	2,390.5	2,374.4	2,359.8	2,357.1	2,357.1
Total Assets	$2,977.8	$3,011.9	$3,593.0	$3,447.6	$4,855.4	$5,018.8	$4,618.9	$4,703.5	$4,800.0	$4,800.0

Accounts payable	$307.2	$351.1	$430.3	$465.4	$463.4	$429.1	$361.4	$494.1	$552.2	$552.2
Current maturities of long-term debt	3.4	3.6	153.8	1.2	51.1	51.2	51.1	51.1	50.9	50.9
Current portion of operating lease liabilities	—	—	—	—	39.3	39.6	41.8	41.9	42.4	42.4
Accrued expenses and other current liabilities	390.6	351.9	392.1	349.1	374.3	334.8	321.2	360.3	360.5	360.5
Current Liabilities	701.2	706.6	976.2	815.7	928.1	854.7	775.5	947.4	1,006.0	1,006.0
Long-term debt	941.5	956.2	1,097.9	1,167.8	2,066.5	2,415.2	2,083.2	1,909.1	1,849.3	1,849.3
Operating lease liabilities	—	—	—	—	121.6	117.9	128.6	125.3	122.1	122.1
Deferred income taxes and other long-term liabilities	228.7	237.8	296.5	257.3	397.3	364.6	389.2	391.7	397.5	397.5
Equity	1,106.4	1,111.3	1,222.4	1,206.8	1,341.9	1,266.4	1,242.4	1,330.0	1,425.1	1,425.1
Capitalization	2,276.6	2,305.3	2,616.8	2,631.9	3,927.3	4,164.1	3,843.4	3,756.1	3,794.0	3,794.0
Total Liabilities and Equity	$2,977.8	$3,011.9	$3,593.0	$3,447.6	$4,855.4	$5,018.8	$4,618.9	$4,703.5	$4,800.0	$4,800.0

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